UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2011

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 19, 2011.  At the meeting:

1)	stockholders elected 10 persons to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2011;

3)	stockholders approved the amendment and extension of the 2006 Equity Incentive Plan;

4)	stockholders approved the amendment and extension of the 2006 Stock Purchase Plan;

5)	stockholders approved, on an advisory basis, Intel’s executive compensation;

6)	stockholders voted, on an advisory basis, on the frequency of holding future advisory votes on Intel’s executive compensation.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Withhold	Broker Non-Votes
Charlene Barshefsky	3,017,821,562	259,301,828	8,440,988	1,071,458,996
Susan L. Decker	3,247,209,731	29,966,186	8,388,461	1,071,458,996
John J. Donahoe	3,145,607,785	131,038,678	8,917,915	1,071,458,996
Reed E. Hundt	3,238,612,253	38,243,833	8,708,292	1,071,458,996
Paul S. Otellini	3,239,263,093	38,260,087	8,041,198	1,071,458,996
James D. Plummer	3,257,669,915	19,271,162	8,623,301	1,071,458,996
David S. Pottruck	3,142,575,619	134,277,192	8,711,567	1,071,458,996
Jane E. Shaw	3,191,024,866	86,179,367	8,360,145	1,071,458,996
Frank D. Yeary	3,255,468,442	21,257,585	8,838,351	1,071,458,996
David B. Yoffie	2,894,453,267	382,476,950	8,634,161	1,071,458,996

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,283,299,297	63,720,846	10,003,231	(0)

3)	Amendment and Extension of the 2006 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
2,824,449,687	447,175,547	13,939,144	1,071,458,996

4)	Amendment and Extension of the 2006 Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
3,173,183,211	82,106,118	30,275,049	1,071,458,996

5)	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
3,134,842,193	135,553,157	15,169,028	1,071,458,996

6)	Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,151,020,807	47,067,618	624,691,840	38,587,314	1,495,655,795

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: May 24, 2011	Cary I. Klafter Corporate Secretary